UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21866
Highland Funds I
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Funds I

Annual Report
August 31, 2009

Highland Long/Short Equity Fund
Highland Healthcare Fund

HIGHLAND FUNDS
managed by
Highland Capital Management, L.P.

Highland Funds I
Highland Long/Short Equity Fund
(formerly Highland Equity Opportunities Fund)
Highland Healthcare Fund

TABLE OF CONTENTS

Portfolio Manager Commentaries	1
Fund Profiles	4
Financial Statements	6
Investment Portfolios	7
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Statements of Cash Flows	15
Financial Highlights	17
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Disclosure of Fund Expenses	33
Approval of Investment Advisory Agreement	33
Important Information About This Report	38
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

August 31, 2009	Highland Long/Short Equity Fund
Performance Overview
Highland Long/Short Equity Fund — Class A (the “Fund”) posted an annual total return of -1.2%, for the twelve month period ended August 31, 2009. Since its inception date, December 5, 2006, through August 31, 2009, the Fund had an average annual return of 2.8%. The Fund’s net assets at August 31, 2009 were $76.2 million, up from $31.1 million at August 31, 2008.
Manager’s Discussion
The Fund’s objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. In fiscal year 2009 (September 1, 2008 — August 31, 2009), we believe we achieved these objectives. During this period, the S&P 5001, a broad based indicator of the general market, returned -18.2%, while the Fund returned -1.2%. The table below recasts performance on a calendar year basis as compared to the S&P 500:
In the face of massive stress on the financial markets from September — December 2008, we lowered the net long exposure of the Fund to an average of approximately 20% during this time period. During the fourth quarter of 2008, the S&P 500 returned -28.3% while the Fund returned -11.1%. In the first quarter of 2009, the S&P 500 moved lower again, returning -18.5% while the Fund returned 4.4% during the same time period. During this quarter, we increased the Fund’s net long exposure to approximately 32% as of March 31, 2009. As of August 31, 2009 the Fund’s net long exposure was 48%.
Although it appears that we had a high net exposure to the financial sector at 8/31/2009, over half of that exposure was in several re-insurance stocks. These were very low beta financial stocks, making our beta-adjusted exposure in this sector much lower than the reported exposure. We also had one investment in a special situation real estate company, which is also low beta financial stock. As a result, we did not feel that hedging our long financial exposure was prudent or necessary.
We believe the Fund achieved its objective of above-average returns by outperforming the S&P 500 by 17% during the 12 months ended August 31, 2009. We also believe we were successful in our attempt to preserve capital, as compared to the S&P 500, by adjusting the Fund’s net long exposure over the year to mitigate risk. The Fund achieved its returns with far less volatility than the S&P 500, as measured using standard deviation2, as the Fund’s standard deviation since inception through August 31, 2009, was 10.3%3, as compared to 30.4%3 for the S&P 500. The Fund’s daily beta4 was low at 0.235, indicating the Fund exhibited low correlation to the broader equity market, as represented by the S&P 500.
During the fiscal year ended August 31, 2009, the Fund increased its net long and gross exposure to 48% and 129%, respectively, from 32% and 124% at the end of the previous fiscal year. As of August 31, 2009, the Fund held 41 long positions totaling $68 million, or 89% of the Fund’s net asset value, across 9 sectors, and 41 short positions totaling $-31million or -41% of the Fund’s net asset value, across 9 sectors. This compares to a long exposure of 78% and a short exposure of -46% of the Fund’s net asset value as of August 31, 2008.
For the 12 month period ended August 31, 2009, the following securities were the top winners and losers:

Top Winners
Ticker	Name	Type
MIM	MI Developments	Long
ORH	Odyssey Re HOldings	Long
AAPL	Apple, Inc.	Long
MYL	Mylan Laboratories	Long
FDP	Fresh Del Monte Produce	Long

Top Losers
Ticker	Name	Type
SPY	SPDR Trust S&P 500	Short
KMX	Carmax, Inc.	Short
ABFS	Arkansas Best	Short
DIN	DineEquity	Long
QQQQ	Powershares QQQ Trust Technology Index	Short
We believe the Fund is positioned to continue taking advantage of volatility in the market. Over the past 100 years, the market has seen few rallies of the magnitude we have experienced in the past six months, where the Dow Jones Industrial Average (“Dow”) was up 45% for the period March 9 — August 31, 2009. In fact, there have been only seven such rallies in the Dow (where the Dow increased 40% or more in a six month period) in the last 100 years6, four of which were in the 1930’s, one in the 1970’s, one in the 1980’s and this most recent one in 2009. With the exception of the rally in 1982, after each of these rallies peaked, they were followed by precipitous declines. As our past performance indicates, we believe the Fund is well suited to preserving capital in declining markets, relative to the S&P 500, and capable of capturing positive return in increasing markets.
Thank you for your continued participation in Highland Long/Short Equity Fund. We look forward to serving your future investment needs.

Jim Dondero	Jonathan Lamensdorf
Partner & Chief Investment Officer	Portfolio Manager
of Retail Products
Annual Report | 1

PORTFOLIO MANAGER COMMENTARY

August 31, 2009	Highland Long/Short Equity Fund

1	The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. Ordinary cash dividends are applied on the ex-date in calculating the total return series. “Special dividends” are those dividends that are outside of the normal payment pattern established historically by the issuing corporation. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

2	Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. A large standard deviation implies that there have been large swings in the return series of the manager.

3	Calculation based on monthly returns of the Fund’s Class A Shares and the S&P 500 Total Return Index from inception date through August 31, 2009.

4	Beta is defined as the covariance of manager and benchmark divided by the variance of the benchmark. Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager’s return series to match that of the benchmark used to measure beta.

5	Bloomberg.

6	Wall Street Journal, Money & Investing section, p C1, Monday, September 21, 2009, “As Dow Nears 10,000, Some See Bears Ahead”.
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involves unlimited loss potential. The Fund is non-diversified and may invest a significant portion of the portfolio in the securities of fewer issuers.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
One Year	-1.16%	-6.59%	-1.84%	-2.82%	-0.68%	n/a
Since Inception:	2.83%	0.73%	2.22%	2.22%	3.20%	n/a
(December 5, 2006)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at anytime. The performance quoted would have been lower if these waivers had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 4.33%, Class C: 4.98% and Class Z: 3.98%. Inclusive of the waiver and exclusive of the cost of dividends paid on short positions, the Fund’s net expense ratio was as follows: Class A: 2.48%, Class C: 3.13% and Class Z: 2.13%. Voluntary agreements may change or end at any time.
2 | Annual Report

PORTFOLIO MANAGER COMMENTARY

August 31, 2009
Highland Healthcare Fund
Performance Overview
Highland Healthcare Fund — Class A (the “Fund”) posted a return of -5.6%, exclusive of fees and expenses, for the twelve month period ended August 31, 2009. That was better than the return of the Fund’s benchmark, the S&P 500 Healthcare Index, which returned -10.5% over the same period.
The Fund has made strategic investments in two core positions since inception. The largest investment was in a private company named Genesys Ventures IA, LP, which consisted of investments in three healthcare companies. Genesys had a positive return during the period. The other investment was in Teva Pharmaceutical Industries, Ltd., a manufacturer of generic pharmaceuticals. Teva had a negative return for the period.
Manager’s Discussion
The Fund was invested in two positions as of August 31, 2009, totaling $1.9m, and had cash on hand of $115,000.

Brad Means
Partner & Senior
Portfolio Manager
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares. The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 11., Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
One Year	-5.61%	-10.81%	-6.32%	-7.23%	-5.15%	n/a
Since Inception:	-2.11%	-6.19%	-2.81%	-2.81%	-1.67%	n/a
(May 5, 2008)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive it’s advisory fee. Such waiver may be terminated at any time. The performance quoted would have been lower if this waiver had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 6.85%, Class C: 7.5% and Class Z: 6.5%. Inclusive of the waiver, the Fund’s net expense ratio was as follows: Class A: 2.35%, Class C: 3.00% and Class Z: 2.00%. Voluntary agreements may change or end at any time
Annual Report | 3

FUND PROFILE

Highland Long/Short Equity Fund
Objective
Highland Long/Short Equity Fund (formerly Highland Equity Opportunities Fund) seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Net Assets as of August 31, 2009
$76.9 million
Portfolio Data as of August 31, 2009
The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 08/31/09 (%)*	Long Exposure (%)	Short Exposure (%)	Net Exposure (%)
Financial	23.8	(0.5)	23.3
Information Technology	24.1	(8.9)	15.2
Telecommunication Services	8.8	(0.0)	8.8
HealthCare	9.7	(3.0)	6.7
Consumer Discretionary	11.0	(4.6)	6.4
Materials	3.0	(0.0)	3.0
Consumer Staples	5.3	(2.3)	3.0
Energy	1.8	(2.4)	(0.6)
Services	1.0	(2.6)	(1.6)
Industrials	0.0	(7.6)	(7.6)
Other	0.0	(8.6)	(8.6)

Top 5 Holdings as of 08/31/09 (%)*
Long Securities
Apple, Inc.	6.7
Odyssey Re Holdings Corp.	6.5
CVS Caremark Corp.	5.0
Mylan, Inc.	4.6
SBA Communications Corp., Class A	4.2

Short Securities
iShares S&P Index Fund	(5.2)
Granite Construction, Inc.	(1.5)
EPIQ Systems, Inc.	(1.4)
ADTRAN, Inc.	(1.4)
Pitney Bowes, Inc.	(1.3)
The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involves unlimited loss potential. The Fund is non-diversified and may invest a significant portion of the portfolio in the securities of fewer issuers.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

*	Sectors and holdings are calculated as a percentage of total net assets.
4 | Annual Report

FUND PROFILE

Highland Healthcare Fund
Objective
     Highland Healthcare Fund seeks long-term capital appreciation.
Net Assets as of August 31, 2009
     $2.0 million
Portfolio Data as of August 31, 2009
The information below provides a snapshot of Highland Healthcare Fund at the end of the reporting period. Highland Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Top Sectors as of 08/31/09 (%)*
Medical Equipment	67.9
Pharmaceuticals	26.3

Top Holdings as of 08/31/09 (%)*
Genesys Ventures IA, L.P.	67.9
Teva Pharmaceutical Industries, Ltd., SP ADR	26.3
The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers.
The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

*	Sectors and holdings are calculated as a percentage of total assets.
Annual Report | 5

FINANCIAL STATEMENTS

August 31, 2009
A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of each Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and shareprice for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
6 | Annual Report

INVESTMENT PORTFOLIO

As of August 31, 2009	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 88.5%

CONSUMER DISCRETIONARY - 11.0%
44,534	Aeropostale, Inc. (a)	1,743,506
100,228	Belo Corp., Class A	334,762
28,028	Big 5 Sporting Goods Corp.	427,988
99,872	John Wiley & Sons, Inc., Class A (b)	3,202,895
64,862	Lincoln Educational Services Corp. (a) (b)	1,438,639
192,151	Pier 1 Imports, Inc. (a)	486,142
29,218	Urban Outfitters, Inc. (a) (b)	830,668

		8,464,600

CONSUMER STAPLES - 5.3%
42,367	American Italian Pasta Co., Class A (a)	1,282,025
121,465	Fresh Del Monte Produce, Inc. (a) (b)	2,781,549

		4,063,574

ENERGY - 1.8%
36,240	XTO Energy, Inc. (b)	1,398,864

FINANCIAL - 23.8%
72,418	Aspen Insurance Holdings, Ltd. (b)	1,839,417
3,318	Avatar Holdings, Inc. (a)	63,341
49,731	Bank of America Corp.	874,768
22,183	Everest Re Group, Ltd. (b)	1,870,249
153,306	Hilltop Holdings, Inc. (a)	1,882,598
214,896	MI Developments, Inc., Class A (b)	2,892,500
192,009	Och-Ziff Capital Management Group, Class A (b)	1,916,250
98,608	Odyssey Re Holdings Corp. (b)	4,994,495
36,293	RenaissanceRe Holdings, Ltd. (b)	1,976,154

		18,309,772

HEALTHCARE - 9.7%
103,227	CVS Caremark Corp. (b)	3,873,077
242,438	Mylan, Inc. (a) (b)	3,556,565

		7,429,642

INFORMATION TECHNOLOGY - 24.1%
19,833	Adaptec, Inc. (a)	58,309
98,822	Anaren, Inc. (a) (b)	1,589,058
30,851	Apple, Inc. (a) (b)	5,189,447
42,290	Ariba, Inc. (a)	484,643
21,462	Cavium Networks, Inc. (a)	435,893
150,477	EchoStar Corp., Class A (a) (b)	2,791,348
31,421	Equinix, Inc. (a) (b)	2,647,533
125,342	ON Semiconductor Corp. (a)	1,011,510
31,678	Opnext, Inc. (a)	82,996
31,266	QUALCOMM, Inc. (b)	1,451,368
35,666	Rackspace Hosting, Inc. (a) (b)	461,518
112,690	Sanmina-SCI Corp. (a)	712,201
15,053	Silicon Laboratories, Inc. (a)	677,987
26,938	Western Digital Corp. (a)	923,435

		18,517,246

MATERIALS - 3.0%
93,892	Crown Holdings, Inc. (a) (b)	2,331,338

Shares		Value ($)

SERVICES - 1.0%
99,023	Cardtronics, Inc. (a)	780,301

TELECOMMUNICATION SERVICES - 8.8%
261,201	ICO Global Communications Holdings, Ltd. (a)	182,841
135,418	SBA Communications Corp., Class A (a) (b)	3,264,928
27,113	Syniverse Holdings, Inc. (a)	484,509
329,457	Windstream Corp. (b)	2,823,447

		6,755,725

	Total Common Stocks (Cost $63,114,865)	68,051,062

Total Investments - 88.5% (Cost of $63,114,865)		68,051,062

Other Assets & Liabilities, Net - 11.5%		8,872,466

Net Assets - 100.0%		76,923,528

$24,458,589 in cash was segregated or on deposit with the brokers to cover investments sold short as of August 31, 2009 and is included in “Other Assets & Liabilities, Net”:

Short Sales - 40.5%

CONSUMER DISCRETIONARY - 4.6%
47,003	American Eagle Outfitters, Inc.	634,540
6,450	Apollo Group, Inc., Class A (c)	418,089
41,633	AutoNation, Inc. (c)	790,194
27,597	CarMax, Inc. (c)	477,704
4,014	ITT Educational Services, Inc. (c)	421,430
9,472	Retail HOLDRs Trust	814,024

		3,555,981

CONSUMER STAPLES - 2.3%
30,857	Consumer Staples Select Sector SPDR Fund, ETF	765,871
4,463	Lancaster Colony Corp.	224,310
31,190	Sysco Corp.	795,033

		1,785,214

ENERGY - 2.4%
7,111	CARBO Ceramics, Inc.	306,129
3,899	First Solar, Inc. (c)	474,040
25,166	L.B. Foster Co., Class A (c)	750,450
24,480	Suntech Power Holdings Co., Ltd., ADR (c)	347,861

		1,878,480

FINANCIAL - 0.5%
15,496	AllianceBernstein Holding, LP	351,604

HEALTHCARE - 3.0%
27,000	Health Care Select Sector SPDR Fund, ETF	772,740
5,014	HMS Holdings Corp. (c)	188,577
36,485	Phase Forward, Inc. (c)	469,197
25,246	Walgreen Co.	855,334

		2,285,848

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

As of August 31, 2009	Highland Long/Short Equity Fund

Shares		Value ($)

Short Sales (continued)

INDUSTRIALS - 7.6%
36,500	Granite Construction, Inc.	1,171,650
54,510	Heartland Express, Inc.	771,862
19,888	HEICO Corp.	738,441
20,334	Honeywell International, Inc.	747,478
19,168	URS Corp. (c).	828,633
9,501	W.W. Grainger, Inc.	831,052
14,508	Watsco, Inc.	766,458

		5,855,574

INFORMATION TECHNOLOGY - 8.9%
46,509	ADTRAN, Inc.	1,057,615
9,458	Diodes, Inc. (c)	191,714
20,018	Linear Technology Corp.	531,878
52,576	Palm, Inc. (c)	700,838
21,681	Powershares QQQ, ETF	867,240
59,510	Seagate Technology	824,214
33,753	Semiconductor HOLDRs Trust, ETF	859,014
30,401	Technology Select Sector SPDR Fund, ETF	608,628
123,074	Tellabs, Inc. (c)	780,289
9,643	VistaPrint NV (c)	399,606

		6,821,036

OTHER - 8.6%
15,541	iShares Russell 1000 Index Fund, ETF	873,249
14,510	iShares Russell 2000 Index Fund, ETF	829,246
16,395	iShares Russell 2000 Value Index Fund, ETF	886,806
38,825	iShares S&P 500 Index Fund, ETF	3,994,704

		6,584,005

SERVICES - 2.6%
71,882	EPIQ Systems, Inc. (c)	1,077,511
42,898	Pitney Bowes, Inc.	958,770

		2,036,281

Total Investments sold short (Proceeds $30,677,447)		31,154,023

(a)	Non-income producing security.

(b)	All or part of this security is pledged as collateral for short sales.

(c)	No dividend payable on security sold short.

(d)	Transactions in written options for the year ended August 31, 2009 were as follows:

	Number of
	Contracts	Premium

Outstanding, August 31, 2008	—	$—
Call Options Purchased	950	119,903
Put Options Purchased	1,885	100,201
Call Options Written	98	13,132
Put Options Written	90	20,486
Call Options Expired	—	—
Put Options Expired	(1,885)	(100,201)
Call Options Closed	(1,048)	(133,035)
Put Options Closed	(90)	(20,486)

Outstanding, August 31, 2009	—	$—

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
HOLDRs	Holding Company Depositary Receipts
LP	Limited Partnership
SPDR	Standard & Poor’s Depositary Receipts
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of August 31, 2009	Highland Healthcare Fund

Shares		Value ($)

Common Stocks - 96.2%

HEALTHCARE - 96.2%
Medical Equipment - 69.3%
1,068,076	Genesys, Ventures IA, L.P. (a)(b)(c)	1,367,137

Pharmaceuticals - 26.9%
10,293	Teva Pharmaceutical Industries, Ltd., SP ADR	530,090

	Total Common Stocks (Cost $1,515,093)	1,897,227

Total Investments - 96.2% (Cost of $1,515,093)		1,897,227

Other Assets & Liabilities, Net - 3.8%		74,265

Net Assets - 100.0%		1,971,492

(a)	Non-income producing security.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $1,367,137, or 69.3% of net assets, were valued under fair value procedures as of August 31, 2009.

(c)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Assets with a total aggregate market value of $1,367,137, or 69.3% of net assets, were affiliated with the Fund as of August 31, 2009.
SP ADR Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements. | 9

STATEMENTS OF ASSETS AND LIABILITIES

As of August 31, 2009	Highland Funds I

	Highland
	Long/Short	Highland
	Equity	Healthcare
	Fund	Fund
	($)	($)
Assets:
Unaffiliated investments, at value (cost $63,114,865 and $447,017, respectively)	68,051,062	530,090
Affiliated investments, at value (cost $0 and $1,068,076, respectively)	—	1,367,137

Total investments, at value (cost $63,114,865 and $1,515,093, respectively)	68,051,062	1,897,227
Cash	14,498,169	114,884
Restricted cash (Note 2)	24,458,589	—
Receivable for:
Investments sold	6,705,776	—
Dividend and interest	49,128	50
Receivable from Investment Adviser (Note 4)	149,872	—
Fund shares sold	2,509,148	—
Prepaid insurance	21,162	761
Other assets	10,000	—

Total assets	116,452,906	2,012,922

Liabilities:
Securities sold short, at value (proceeds $30,677,447 and $0, respectively) (Note 10)	31,154,023	—
Payables for:
Investments purchased	8,010,373	—
Fund shares redeemed	268,742	—
Accrued dividends on securities sold short	25,245	—
Administration fees (Note 4)	—	16
Trustees’ fees (Note 4)	200	100
Distribution and service fees (Note 4)	22,471	119
Accounting service fee	—	6,880
Audit fees	30,000	16,000
Legal fees	—	12,979
Transfer agent fees	3,930	38
Printing fees	7,105	4,155
Accrued expenses and other liabilities	7,289	1,143

Total liabilities	39,529,378	41,430

Net Assets	76,923,528	1,971,492

Composition of Net Assets:
Par value (Note 1)	7,444	208
Paid-in capital	76,033,361	1,866,673
Undistributed net investment income/(loss)	3,371	(99,045)
Accumulated net realized gain/(loss) from investments, short positions and written options	(3,580,269)	(178,478)
Net unrealized appreciation/(depreciation) on investments, short positions and written options	4,459,621	382,134

Net Assets	76,923,528	1,971,492

10 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of August 31, 2009	Highland Funds I

	Highland
	Long/Short	Highland
	Equity	Healthcare
	Fund	Fund
	($)	($)
Class A
Net assets	56,363,923	153,549
Shares outstanding (unlimited authorization)	5,434,753	16,296
Net asset value per share (Net assets/shares outstanding)	10.37 (a)	9.42 (a)
Maximum offering price per share (100 / 94.50 of $10.37 and 100 / 94.50 of $9.42, respectively)	10.97 (b)	9.97 (b)

Class C
Net assets	19,584,771	144,526
Shares outstanding (unlimited authorization)	1,915,984	15,483
Net asset value and offering price per share (Net assets/shares outstanding)	10.22 (a)	9.33 (a)

Class Z
Net assets	974,834	1,673,417
Shares outstanding (unlimited authorization)	93,195	176,682
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	10.46	9.47

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge (“CDSC”).

(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.
See accompanying Notes to Financial Statements. | 11

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2009	Highland Funds I

	Highland
	Long/Short	Highland
	Equity	Healthcare
	Fund	Fund
	($)	($)
Investment Income:
Interest from unaffiliated issuers	37,246	6,013
Dividends from unafilliated issuers (net of foreign withholding tax of $11,206 and $1,108, respectively)	245,723	4,633

Total investment income	282,969	10,646

Expenses:
Investment advisory fees (Note 4)	811,349	14,396
Administration fees (Note 4)	72,120	4,798
Fund accounting fees (Note 4)	85,712	82,098
Distribution fees: (Note 4)
Class A	25,180	167
Class C	76,629	1,235
Service fees: (Note 4)
Class A	62,948	417
Class C	25,543	412
Transfer agent fees	54,164	433
Audit fees	42,500	24,000
Legal fees	142,472	55,120
Trustees’ fees (Note 4)	6,430	805
Custodian fees	28,172	1,841
Registration fees	54,106	35,441
Offering cost (Note 2)	—	100,339
Insurance expense	57,586	9,578
Reports to shareholders	78,464	11,790
Interest expense (Note 8)	3,542	—
Commitment fees-credit agreement (Note 8)	3,157	748
Other	5,146	18,579

Total operating expenses	1,635,220	362,197

Fees and expenses waived by Investment Adviser (Note 4)	(510,221)	(14,396)
Fees and expenses reimbursed by investment adviser (Note 4)	(149,872)	(20,024)
Fees and expenses waived by administrator (Note 4)	(11,894)	(4,559)

Net operating expenses	963,233	323,218

Dividends and fees on short sales	212,485	—

Net expenses	1,175,718	323,218

Net investment loss	(892,749)	(312,572)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(2,448,334)	(178,478)
Net realized gain/(loss) on short positions (Note 2)	(192,779)	—
Net realized gain/(loss) on purchased options (Note 2)	(84,515)	—
Net realized gain/(loss) on written options (Note 2)	(21,193)	—
Net realized gain/(loss) on foreign currency transactions	(1,018)	—
Net change in unrealized appreciation/(depreciation) on investments	4,692,552	286,962
Net change in unrealized appreciation/(depreciation) on short positions (Note 2)	189,113	—

Net realized and unrealized gain/(loss) on investments	2,133,826	108,484

Net increase/(decrease) in net assets from operations	1,241,077	(204,088)

12 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short		Highland
	Equity Fund		Healthcare Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008(a)
	($)	($)	($)	($)
Increase/(Decrease) in Net Assets:
From Operations
Net investment loss	(892,749)	(140,141)	(312,572)	(11,528)
Net realized gain/(loss) on investments, short positions and written options	(2,747,839)	211,204	(178,478)	72,226
Net change in unrealized appreciation/(depreciation) on investments, short positions and unfunded transactions	4,881,665	(430,868)	286,962	95,172

Net increase/(decrease) in net assets from operations	1,241,077	(359,805)	(204,088)	155,870

Distributions Declared to Shareholders

From net investment income:
Class A	(12,466)	(81,797)	—	—
Class C	(5,078)	(17,020)	—	—
Class Z	(14)	(41,861)	(1,273)	—

Total distributions from net investment income	(17,558)	(140,678)	(1,273)	—

From capital gains:
Class A	—	(699,776)	(5,741)	—
Class C	—	(266,646)	(5,949)	—
Class Z	—	(281,565)	(60,536)	—

Total distributions from capital gains	—	(1,247,987)	(72,226)	—

Total distributions declared to shareholders	(17,558)	(1,388,665)	(73,499)	—

Share Transactions

Class A
Subscriptions	53,692,474	7,684,799	27,691	150,000
Distributions reinvested	9,760	726,440	5,741	—
Redemptions (Note 5)	(16,287,843)	(6,479,290)	(17,457)	—

Net increase	37,414,391	1,931,949	15,975	150,000

Class C
Subscriptions	14,721,084	5,361,697	23,700	155,000
Distributions reinvested	3,222	223,698	5,949	—
Redemptions (Note 5)	(2,826,476)	(3,011,838)	(27,826)	—

Net increase	11,897,830	2,573,557	1,823	155,000

Class Z
Subscriptions	1,015,379	559,924	13,294	6,793,239
Distributions reinvested	14	323,253	61,809	—
Redemptions (Note 5)	(5,685,506)	(2,285,260)	(5,097,931)	—

Net increase/(decrease)	(4,670,113)	(1,402,083)	(5,022,828)	6,793,239

Net increase/(decrease) from share transactions	44,642,108	3,103,423	(5,005,030)	7,098,239

Total increase/(decrease) in net assets	45,865,627	1,354,953	(5,282,617)	7,254,109

Net Assets
Beginning of period	31,057,901	29,702,948	7,254,109	—

End of period	76,923,528	31,057,901	1,971,492	7,254,109

Undistributed net investment income/(loss)	3,371	6,661	(99,045)	(11,308)

See accompanying Notes to Financial Statements. | 13

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short		Highland
	Equity Fund		Healthcare Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008(a)
	($)	($)	($)	($)
Changes in Shares

Class A
Subscriptions	5,421,752	710,594	2,486	15,000
Issued for distributions reinvested	1,056	69,053	520	—
Redemptions	(1,674,080)	(627,619)	(1,710)	—

Net increase	3,748,728	152,028	1,296	15,000

Class C
Subscriptions	1,505,998	502,314	2,114	15,501
Issued for distributions reinvested	352	21,345	541	—
Redemptions	(293,289)	(289,654)	(2,673)	—

Net increase/(decrease)	1,213,061	234,005	(18)	15,501

Class Z
Subscriptions	101,238	50,673	1,177	673,099
Issued for distributions reinvested	2	30,698	5,584	—
Redemptions	(579,364)	(226,255)	(503,178)	—

Net increase/(decrease)	(478,124)	(144,884)	(496,417)	673,099

(a)	Highland Healthcare Fund commenced investment operations on May 5, 2008.
14 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2009	Highland Long/Short Equity Fund

($)

Cash Flows Provided by Operating Activities
Net investment loss	(892,749)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities	(166,379,539)
Proceeds from disposition of investment securities	124,809,943
Purchases of securities sold short	(109,565,191)
Proceeds from securities sold short	126,392,458
Purchases of written options	71,136
Proceeds from written options	(92,329)
Increase in restricted cash	(5,501,879)
Increase in dividends, interest and fees receivable	(33,773)
Increase in receivable for Investment Adviser	(149,872)
Increase in receivable for investments sold	(6,066,735)
Decrease in other assets	24,585
Increase in payable for dividends on short positions	17,446
Increase in payable for investments purchased	7,325,554
Decrease in payables to related parties	(30,929)
Decrease in other liabilities	(7,969)

Net cash flow used by operating activities	(30,079,843)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	67,123,924
Payment of shares redeemed	(24,676,409)

Net cash flow provided by financing activities	42,447,515

Net increase in cash	12,367,672

Cash
Beginning of the year	2,130,497

End of the year	14,498,169

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	3,542

See accompanying Notes to Financial Statements. | 15

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2009	Highland Healthcare Fund

($)

Cash Flows Provided by Operating Activities
Net investment loss	(312,572)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities	(500,312)
Proceeds from disposition of investment securities	2,253,670
Decrease in dividends, interest and fees receivable	4,587
Decrease in receivable from Investment Adviser	18,743
Decrease in other assets	109,107
Net amortization of premium/(discount)	(176)
Increase in payable for investments purchased	(2,043,076)
Increase in payables to related parties	20
Increase in other liabilities	9,936

Net cash flow used by operating activities	(460,073)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	66,306
Payment of shares redeemed	(5,143,214)

Net cash flow used by financing activities	(5,076,908)

Net decrease in cash	(5,536,981)

Cash
Beginning of the year	5,651,865

End of the year	114,884

16 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	08/31/09		08/31/08		08/31/07(a)

Net Asset Value, Beginning of Year	$10.50		$10.92		$10.00

Income from Investment Operations:
Net investment loss	(0.23	)(b)	(0.04	)(b)	(0.01)
Redemption fees added to paid-in capital	0.01		—	(c)	—	(c)
Net realized and unrealized gain	0.10	(b)	0.04	(b)	0.93

Total from investment operations	(0.12)		—		0.92

Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.04)		—
From net realized gains	—		(0.38)		—

Total distributions declared to shareholders	(0.01)		(0.42)		—

Net Asset Value, End of Year	$10.37		$10.50		$10.92
Total return(d)	(1.16)%		0.01%		9.20	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$56,364		$17,711		$16,757
Total operating expenses excluding interest expense	4.35%		4.33%		5.25%
Interest expense	0.01%		—		—
Waiver/reimbursement	(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	2.50%		2.48%		2.95%
Dividends for short positions	0.59%		0.34%		0.01%
Net expenses(f)	3.09%		2.82%		2.96%
Net investment income/(loss)	(2.30)%		(0.36)%		(0.41)%
Portfolio turnover rate	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class A commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 17

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	08/31/09		08/31/08		08/31/07(a)
Net Asset Value, Beginning of Year	$10.42		$10.90		$10.00

Income from Investment Operations:
Net investment loss	(0.29	)(b)	(0.11	)(b)	(0.03)
Redemption fees added to paid-in capital	0.01		—	(c)	—	(c)
Net realized and unrealized gain	0.09	(b)	0.03	(b)	0.93

Total from investment operations	(0.19)		(0.08)		0.90

Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.02)		—
From net realized gains	—		(0.38)		—

Total distributions declared to shareholders	(0.01)		(0.40)		—

Net Asset Value, End of Year	$10.22		$10.42		$10.90
Total return(d)	(1.84)%		(0.74)%		9.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$19,585		$7,324		$5,109
Total operating expenses excluding interest expense	5.00%		4.98%		5.90%
Interest expense	0.01%		—		—
Waiver/reimbursement	(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	3.15%		3.13%		3.60%
Dividends for short positions	0.59%		0.34%		0.01%
Net expenses(f)	3.74%		3.47%		3.61%
Net investment income (loss)	(2.95)%		(1.01)%		(1.06)%
Portfolio turnover rate	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class C commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
18 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	08/31/09		08/31/08		08/31/07(a)

Net Asset Value, Beginning of Year	$10.54		$10.94		$10.00

Income from Investment Operations:
Net investment income	(0.20	)(b)	—	(b)(c)	0.00
Redemption fees added to paid-in capital	0.01		—	(c)	—	(c)
Net realized and unrealized gain	0.12	(b)	0.04	(b)	0.94

Total from investment operations	(0.07)		0.04		0.94

Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.06)		—
From net realized gains	—		(0.38)		—

Total distributions declared to shareholders	(0.01)		(0.44)		—

Net Asset Value, End of Year	$10.46		$10.54		$10.94
Total return(d)	(0.68)%		0.31%		9.40	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$975		$6,023		$7,837
Total operating expenses excluding interest expense	4.00%		3.98%		4.90%
Interest expense	0.01%		—		—
Waiver/reimbursement	(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	2.15%		2.13%		2.60%
Dividends for short positions	0.59%		0.34%		0.01%
Net expenses(f)	2.74%		2.47%		2.61%
Net investment income (loss)	(1.95)%		(0.01)%		(0.06)%
Portfolio turnover rate	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class Z commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 19

FINANCIAL HIGHLIGHTS

Highland Healthcare Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/09		08/31/08(a)

Net Asset Value, Beginning of Year	$10.30		$10.00

Income from Investment Operations:
Net investment loss	(1.37	)(b)	(0.03)
Redemption fees added to paid-in-capital	0.02		—
Net realized and unrealized gain	0.82	(b)	0.33

Total from investment operations	(0.53)		0.30

Less Distributions Declared to Shareholders:
From net investment income	—		—
From net realized gains	(0.35)		—

Total distributions declared to shareholders	(0.35)		—

Net Asset Value, End of Year	$9.42		$10.30
Total return(c)	(5.61)%		3.00	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$154		$155
Total operating expenses	15.35%		6.85%
Waiver/reimbursement	(1.62)%		(4.50)%
Net operating expenses(e)	13.73%		2.35%
Net investment income	(13.29)%		(1.00)%
Portfolio turnover rate	23%		36	%(d)

(a)	Highland Healthcare Fund, Class A commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement.
20 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/09		08/31/08(a)
Net Asset Value, Beginning of Year	$10.28		$10.00

Income from Investment Operations:
Net investment loss	(1.43	)(b)	(0.05)
Redemption fees added to paid-in-capital	0.02		—
Net realized and unrealized gain	0.81	(b)	0.33

Total from investment operations	(0.60)		0.28

Less Distributions Declared to Shareholders:
From net investment income	—		—
From net realized gains	(0.35)		—

Total distributions declared to shareholders	(0.35)		—

Net Asset Value, End of Year	$9.33		$10.28
Total return(c)	(6.32)%		2.80	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$145		$159
Total operating expenses	16.00%		7.50%
Waiver/reimbursement	(1.62)%		(4.50)%
Net operating expenses(e)	14.38%		3.00%
Net investment income	(13.94)%		(1.65)%
Portfolio turnover rate	23%		36	%(d)

(a)	Highland Healthcare Fund, Class C commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 21

FINANCIAL HIGHLIGHTS

Highland Healthcare Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/09		08/31/08(a)

Net Asset Value, Beginning of Year	$10.31		$10.00

Income from Investment Operations:
Net investment loss	(1.34	)(b)	(0.02)
Redemption fees added to paid-in-capital	0.02		—
Net realized and unrealized gain	0.84	(b)	0.33

Total from investment operations	(0.48)		0.31

Less Distributions Declared to Shareholders:
From net investment income	(0.01)		—
From net realized gains	(0.35)		—

Total distributions declared to shareholders	(0.36)		—

Net Asset Value, End of Year	$9.47		$10.31
Total return(c)	(5.15)%		3.10	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000’s)	$1,673		$6,940
Total operating expenses	15.00%		6.50%
Waiver/reimbursement	(1.62)%		(4.50)%
Net operating expenses(e)	13.38%		2.00%
Net investment income	(12.94)%		(0.65)%
Portfolio turnover rate	23%		36	%(d)

(a)	Highland Healthcare Fund, Class Z commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement.
22 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2009	Highland Funds I
Note 1. Organization
Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with two separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”) (formerly Highland Equity Opportunities Fund) and Highland Healthcare Fund (the “Healthcare Fund”) (each a “Fund” and, collectively, the “Funds”).
On March 20, 2009, the Board unanimously approved the liquidation and termination of Highland High Income Fund and Highland Income Fund (together, the “Income Funds”) effective April 13, 2009. The Income Funds had been closed to new investments since February 6, 2009. Additionally, the Healthcare Fund has been temporarily closed to new investments effective March 27, 2009, except that existing shareholders may reinvest distributions in the Fund.
Investment Objectives
The investment objectives of the Funds are as follows:
Long/Short Equity Fund. To seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Healthcare Fund. To seek long-term capital appreciation.
Fund Shares
Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Long/Short Equity Fund currently offers Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and C may be subject to a contingent deferred sales charge. Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.
At August 31, 2009, Highland Capital Management L.P. (the “Investment Adviser”) owned 0.28% and 99.6%, of the total shares outstanding of the Long/Short Equity Fund and Healthcare Fund, respectively.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments
In computing each Funds’ net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.
Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Funds’ net asset value), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements in interim and annual periods subsequent to initial recognition, expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets, but is not expected to result in any changes to the fair value measurements of the Funds’ investments. Adoption of FAS 157 requires the Funds to assume that the portfolio investment is sold in a principal market to a market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.
The Funds have adopted FAS 157 as of September 1, 2008. The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Funds’ net asset value. However, the adoption of FAS 157 does require the Funds to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Funds’ periodic filings. The levels of fair value inputs used to measure the Funds’ investments are characterized in accordance with the fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Funds had access at the date of measurement;
•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds had obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.
24 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of August 31, 2009 is as follows:

			Level 2
			Other	Level 3
	Total Market	Level 1	Significant	Significant
	value at	Quoted	Observable	Unobservable
	08/31/09	Prices	Inputs	Inputs
Long/Short Equity Fund
Investments in Securities*	$68,051,062	$68,051,062	$—	$—

Total Investments in Securities	$68,051,062	$68,051,062	$—	$—

Short Sales*	$(31,154,023)	$(31,154,023)	$—	$—

Total Short Sales	$(31,154,023)	$(31,154,023)	$—	$—

Healthcare Fund
Medical Equipment	$1,367,137	$—	$—	$1,367,137

Pharmaceuticals	$530,090	$530,090	$—	$—

Total Investments in Securities	$1,897,227	$530,090	$—	$1,367,137

*	Please refer to the Investment Portfolio for industry breakout.
The tables below set forth a summary of changes in the Healthcare Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended August 31, 2009. The Long/Short Equity Fund had no Level 3 assets as of August 31, 2008 or August 31, 2009.

Healthcare Fund Assets at Fair Value using unobservable inputs (Level 3)	Portfolio Investments

Balance as of August 31, 2008	$1,068,076
Transfers in/(out) of Level 3	—
Net amortization/(accretion) of premium/(discount)	—
Net realized gains/(losses)	—
Net unrealized gains/(losses)	299,061
Net purchases and sales	—

Balance as of August 31, 2009	$1,367,137

The net unrealized losses presented in the tables above relate to investments that are still held at August 31, 2009, and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/ (depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Financial Instruments
The Funds adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), Disclosure about Derivative Instruments and Hedging Activities, effective January 1, 2009. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.
The effect of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (“FAS 133”), on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2009 was as follows:
Highland Long/Short Fund

		Change in Unrealized
	Realized Gain (Loss) on	Appreciation/(Depreciation)
	Derivatives Recognized	on Derivatives Recognized
Derivative	in Income(1)	in Income(2)

Written Options	$(21,193)	$—
Purchased Options	$(84,515)	$—

(1)	Statement of Operations location: Net realized gain/(loss) on written options, and purchased options.

(2)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options, and purchased options.
The fair value of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of Operations and whose primary underlying risk exposure is equity price risk at August 31, 2009 was as follows:
Highland Long/Short Fund

Fair Value
Derivative	Asset Derivatives	Liability Derivatives

Written Options	$—	$—
Purchased Options	$—	$—
Highland Healthcare Fund did not write or purchase any options during the fiscal year ended August 31, 2009.
Security Transactions
Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
Cash and Cash Equivalents
The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U. S. dollars on the date of the statement of assets and liabilities. At August 31, 2009, the Funds did not have any cash and cash equivalents denominated in foreign currencies.
Short Sales
The Long/Short Equity Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Long/Short Equity Fund’s Statement of Assets and Liabilities. Of this restricted cash, $24,455,732 is held with the broker and $2,857 is held in a segregated account with PFPC Trust Company, the Fund’s custodian. Additionally, securities valued at $23,752,342 were posted in the Long/Short Equity Fund’s segregated account as collateral.
Options
The Long/Short Equity Fund may utilize options on securities as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.
The Long/Short Equity Fund has written calls to provide leveraged short exposure to the underlying equity, which is consistent with the investment strategy of the Fund. Additionally, the Long/Short Equity Fund has purchased options to provide leveraged long exposure to the underlying equity.
As of August 31, 2009, the Long/Short Equity Fund did not hold any options.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
On July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Funds adopted FIN 48 as of September 1, 2007, the Funds adopted FIN 48 for all subsequent reporting periods and management has determined that there has been no material impact on the financial statements.
26 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
Distributions to Shareholders
The Long/Short Equity Fund and the Healthcare Fund intend to pay distributions from net investment income on an annual basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral with the custodian or broker-dealers.
Additional Accounting Standards
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. SFAS 168 established the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. SFAS 168 is effective for the Fund as of September 30, 2009, and will change how the Fund references U.S. GAAP in its notes to financial statements.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended August 31, 2009, permanent differences resulting from net investment losses, dividends on short sales, disallowed blue sky fees and distributions in excess under Section 852(c) were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed	Accumulated Net
	Net Investment	Realized Gain	Paid-In
Fund	Income	(Loss)	Capital

Long/Short Equity Fund	$907,017	$(26,428)	$(880,589)
Healthcare Fund	226,108	—	(226,108)
The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Distributions paid from:
	Ordinary	Long-Term	Distributions
Fund	Income*	Capital Gains	in Excess

Long/Short Equity Fund
2009	$—	$—	$17,558
2008	1,100,785	1,400	286,480
Healthcare Fund
2009	73,499	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Accumulated			Net
	Capital and	Undistributed	Undistributed	Unrealized
	Other	Ordinary	Long-Term	Appreciation/
Fund	Losses	Income	Capital Gains	(Depreciation)*

Long/Short Equity Fund	$(2,063,967)	$—	$—	$2,946,690
Healthcare Fund	(178,478)	—	—	388,310

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale adjustments.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Long/Short Equity Fund and Healthcare Fund are $276,837 and $4,177, respectively, which will expire on August 31, 2017.
Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for U.S. federal income tax purposes was:

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)*	Cost

Long/Short Equity Fund	$5,893,683	$(2,470,417)	$3,423,266	$64,627,796
Healthcare Fund	388,310	—	388,310	1,508,917

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale adjustments.
Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2009, the Long/Short Equity Fund and Healthcare Fund intend to elect to defer net realized capital losses of $1,786,112 and $174,301, respectively, incurred from November 1, 2008 through August 31, 2009. In addition, the Long/Short Equity Fund also elected to defer currency losses of $1,018 incurred from November 1, 2008, through August 31, 2009.
Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees
Investment Advisory Fees
The Investment Adviser receives from the Funds monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% for the Long/Short Equity Fund and 0.60% for the Healthcare Fund.
“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
Administration Fees
The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s average daily managed net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc (“PNC”), formerly known as PFPC, Inc. The Investment Adviser pays PNC directly for these sub-administration services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. For the year ended August 31, 2009, the Underwriter received $32,003 of front-end sales charge for Class A Shares and received $8,108 and $6,205 of CDSC for Class A and Class C Shares of the Long/Short Equity Fund and $72 of front-end sales charge for Class A Shares and received $224 of CDSC for Class C Shares of the Healthcare Fund.
The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C Shares of the Funds. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares of each Fund.
Expense Limits and Fee Reimbursements
For the Long/Short Equity Fund, from December 5, 2006 to January 09, 2008, pursuant to a written fee waiver and expense reimbursement agreement, the Investment Adviser had agreed to waive its advisory and/or administration fees and/or reimburse for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the average daily managed assets for each of Class A, C and Z Shares for the Long/Short Equity Fund’s first twelve months of operations. For the period January 10, 2008 to March 31, 2008, the investment Adviser voluntarily agreed to waive 100% of its advisory fee. On April 1, 2008, the Investment Adviser voluntarily agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by Investment Adviser upon fourteen days’ written notice to investors. For the period August 1, 2009 through August 31, 2009, the Investment Adviser agreed to waive 100% of its advisory and administration fee, and to reimburse $149,872 of certain expenses of the Long/Short Equity Fund.
For the Healthcare Fund, the Investment Adviser voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. The waiver may be terminated at any time upon seven days’ written notice to investors.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this annual report.
The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.
Note 5. Redemption Fees
The Funds impose a 2.00% redemption fee on all Class A, Class C and Class Z Shares that are redeemed or exchanged within two months or less after date of purchase. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the
28 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
Funds. For the year ended August 31, 2009, the Funds had collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class C	Class Z

Long/Short Equity Fund	$16,266	$6,798	$444
Healthcare Fund	352	363	4,203
Note 6. Portfolio Information
For the year ended August 31, 2009, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases		Sales
	U.S.		U.S.
Fund	Government*	Other	Government*	Other

Long/Short Equity Fund	$—	$166,379,539	$—	$124,809,943
Healthcare Fund	—	500,312	—	2,253,670

*	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended August, 2009.
Note 7. Securities Lending
Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Funds had no securities on loan as of August 31, 2009.
Note 8. Credit Agreement
On September 12, 2008, along with another fund in the Highland Fund Complex, the Funds entered into a $75,000,000 credit agreement with The Bank of Nova Scotia (the “Credit Agreement”) to be used for temporary or emergency purposes to facilitate portfolio liquidity. Each of the Funds has access to the facility, but aggregate borrowings may not exceed $75,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Prime Rate or .50% over the Federal Funds Effective Rate. In addition, the Funds have agreed to pay commitment fee expenses of .20% on the undrawn amounts, which are included on the Statement of Operations.
Prior to September 12, 2008, along with another fund in the Highland Fund Complex, the Long/Short Equity Fund, and the Income Funds entered into a $165,000,000 Credit Agreement, with similar terms to those that are described above. This agreement was terminated on September 12, 2008, and was superseded by the aforementioned $75,000,000 agreement. See Note 12 “Subsequent Events” for more information on the credit facility.
For the year ended August 31, 2009, there were no borrowings against the credit facility by the Funds.
Note 9. Affiliated Issuers
Under Section 2 (a) (3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of it’s voting stock. The Healthcare Fund held at least five percent of the outstanding voting stock of the following company during the period ended August 31, 2009:

	Shares at	Market Value	Market Value
	August 31,	August 31,	August 31,
Issuer	2009	2008	2009

Genesys Ventures IA, L.P.	1,068,076	$1,068,076	$1,367,137

	1,068,076	$1,068,076	$1,367,137

Note 10. Indemnification
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 11. Disclosure of Significant Risks and Contingencies
Counterparty Credit Risk
Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Non-Diversification
Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.
Annual Report | 29

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
Hedging Transactions
Each Fund may engage in “hedging”, the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.
Illiquid and Restricted Securities
Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.
Short Selling
Short sales by the Long/Short Equity Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Long/Short Equity Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Options Risk
There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.
When a Fund writes a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the strike price.
When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Leverage
Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.
Non-U.S. Securities
Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly
30 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Funds I
available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Industry Concentration
The Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through October 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Effective September 12, 2009, the Credit Agreement matured and has not been renewed.
Annual Report | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Funds I (the “Trust”):
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long Short Equity Fund (formally known as “Highland Equity Opportunities Fund”) and Highland Healthcare Fund (constituting Highland Funds I, hereafter referred to as the “Trust”) at August 31, 2009, and the results of each of their operations, the changes in each of their net assets, their cash flows and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2009 by correspondence with the custodian and the banks with whom the Trust owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Dallas, Texas
October 23, 2009
32 | Annual Report

ADDITIONAL INFORMATION (unaudited)

August 31, 2009	Highland Funds I
Tax Information
For shareholders that do not have an August 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an August 31, 2009 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended August 31, 2009, the following Funds are designating the following items with regard to distributions paid during the year.

		Qulified	Qualifying
		Dividends and	Dividend
	15% Rate	Corporate	Income
	Long-Term	Dividends	(15% tax
	Capital Gain	Received	rate for
	Distribution	Deduction	QDI)

Long/Short Equity Fund	—%	—%	100%
Healthcare Fund	—	—	5.96
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.
Disclosure of Fund Expenses
As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2008 through August 31, 2009.
This table illustrates your Fund’s costs in two ways:
Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report | 33

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Funds I

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	03/01/09	08/31/09	Ratio(1)	Period(2)

Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,071.30	2.16%	$11.28
Class C	1,000.00	1,069.00	2.81%	14.65
Class Z	1,000.00	1,071.70	1.81%	9.45

Hypothetical 5% Return
Class A	$1,000.00	$1,014.32	2.16%	$10.97
Class C	1,000.00	1,011.04	2.81%	14.24
Class Z	1,000.00	1,016.08	1.81%	9.20

Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$881.20	17.87%	$84.73
Class C	1,000.00	877.70	18.52%	87.65
Class Z	1,000.00	883.40	17.52%	83.17

Hypothetical 5% Return
Class A	$1,000.00	$935.12	17.87	$87.16
Class C	1,000.00	931.84	18.52	90.18
Class Z	1,000.00	936.89	17.52	85.53

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.
34 | Annual Report

ADDITIONAL INFORMATION (unaudited)

August 31, 2009	Highland Funds I
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Position(s)	Length of	During Past	Complex Overseen	Dictatorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held

Independent Trustees

Timothy K. Hui (Age 61)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	6	None

Scott F. Kavanaugh (Age 48)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	6	None
Annual Report | 35

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Funds I
Trustees and Officers

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Position(s)	Length of	During Past	Complex Overseen	Dictatorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held

Independent Trustees

James F. Leary (Age 79)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	6	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 54)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	6	None

Interested Trustee

R. Joseph Dougherty[2] (Age 39)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since incep- tion in 2006	Team Leader of Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	6	None
36 | Annual Report

ADDITIONAL INFORMATION (unaudited)

August 31, 2009	Highland Funds I
Trustees and Officers

Term of
Office and
	Position(s)	Length of	Principal Occupation(s)
Name and Age	with Funds	Time Served	During Past Five Years

Officers

R. Joseph Dougherty (Age 39)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Fund Complex since December 2008; Senior Trader and Co- Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 33)	Treasurer (Principal Accounting Officer), and Secretary	Indefinite Term; Treasurer and Secretary since inception in 2006	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 40)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all of the registered companies advised by the Investment Adviser as of the date of this report.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland.
Annual Report | 37

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110
This report has been prepared for shareholders of Highland Long/Short Equity Fund (formerly Highland Equity Opportunities Fund) and Highland Healthcare Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may obtain the Form N-Q by visiting the Funds’ website at www.hcmlp.com.
The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.
38 | Annual Report

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Highland Funds I	Annual Report, August 31, 2009

www.highlandfunds.com	HLC-HFI-AR-08/09

P.O. Box 9840 Providence, RI 02940-8040 Highland Funds I Annual Report, August 31, 2009 www.highlandfunds.com HLC-HFI-AR-08/09

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $102,000 for 2008 and $60,000 for 2009.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $21,000 for 2008 and $12,000 for 2009. Services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,000 for 2008 and $27,000 for 2009. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
	(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $74,000 for 2008 and $606,000 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Highland Funds I

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 10/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 10/30/09

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer, Treasurer and
Secretary (principal financial officer)
Date 10/30/09

*	Print the name and title of each signing officer under his or her signature.